UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 13, 2015
G&K Services, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	0-4063	41-0449530
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5995 Opus Parkway, Minnetonka Minnesota	55343
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (952) 912-5500
NOT APPLICABLE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On August 13, 2015, G&K Services, Inc. issued a press release announcing its financial results for the fourth quarter of its fiscal year 2015, ended June 27, 2015. A copy of the press release is furnished as Exhibit 99.1 to this report. The press release contains non-GAAP financial measures which are rental organic growth rate and certain non-GAAP operating results which are reconciled to GAAP operating results. The organic growth rate is calculated using revenue, adjusted for foreign currency exchange rate differences, acquisitions, and divestitures. Management believes that organic growth is useful in analyzing the company’s overall financial condition and the results of its operations. Management believes that certain non-GAAP operating results, which exclude certain non-recurring items, provide a more meaningful measure on which to compare the company’s overall results of operations between periods.

The information in this Item 2.02 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 7.01	Regulation FD Disclosure

On August 13, 2015, the Board of Directors of G&K Services, Inc. approved a repurchase of up to $128.6 million of the company’s common stock, which is inclusive of the company's currently authorized share repurchase program. Today, G&K Services issued a press release announcing this repurchase program, a copy of which is furnished as Exhibit 99.2 hereto.

G&K Services plans to repurchase shares from time to time in open market, privately negotiated or other transactions in accordance with applicable federal securities laws.  The timing and the amount of the repurchases will be determined by the company’s management based on its evaluation of market conditions, share price and other factors.

The information in this Item 7.01 and Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits

	(c)	Exhibits.

99.1 Earnings Press Release dated August 13, 2015 (furnished)
99.2 Press Release dated August 13, 2015 (furnished)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

G&K SERVICES, INC.
(Registrant)

Date:	August 13, 2015	By:	/s/ Tracy C. Jokinen
		Name:	Tracy C. Jokinen
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1            Earnings Press Release dated August 13, 2015
99.2            Press Release dated August 13, 2015